UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Xtant Medical HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 1, 2018

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (Annual Meeting) of Xtant Medical Holdings, Inc. (Company) on August 1, 2018 at 9:00 a.m. local time, at the offices of Fox Rothschild LLP located at 101 Park Avenue, 17th Floor, New York, NY 10178, for the following purposes:

1.	To elect the six directors named in the accompanying proxy statement to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on June 15, 2018 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning July 20, 2018 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date, June 15, 2018, for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting. You may submit your proxy by mail or Internet, and you may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on August 1, 2018: The proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, are available at www.xtantmedical.com (click “Investors” and “SEC Filings”).

By Order of the Board of Directors

/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Belgrade, Montana
June 26, 2018

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Information about Attending the Annual Meeting

Only stockholders of record on the record date of June 15, 2018, are entitled to notice of, and to attend or vote at, our Annual Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks or other institutions.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the record date or (b) an account statement showing that you beneficially owned shares of our common stock on the record date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

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XTANT MEDICAL HOLDINGS, INC.
664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON august 1, 2018

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (Board) for our 2018 Annual Meeting of Stockholders, which will take place on August 1, 2018. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being mailed on or about June 26, 2018 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held on August 1, 2018 at 9:00 a.m. local time, at the offices of Fox Rothschild LLP located at 101 Park Avenue, 17th Floor, New York, NY 10178.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, the Board of Directors, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting, and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2017?

A:	We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended. Our Annual Report on Form 10-K can also be accessed through our website at www.xtantmedical.com (click “Investors” and “SEC Filings”). We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the Securities and Exchange Commission (SEC) on April 2, 2018 and we subsequently filed an amendment to such report on Form 10-K/A to include the XBRL data on April 5, 2018. We sometimes collectively refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, as our 2017 Annual Report.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect the six directors named in this proxy statement to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EKS&H LLLP (EKS&H) as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

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3.	To approve the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan; and

4.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the other proposals.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” all six of the nominees to the Board, “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm and “FOR” the approval of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our common stock issued and outstanding as of the close of business on June 15, 2018 (Record Date) is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 13,145,176 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between stockholders of record and beneficial owners.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees, Carl O’Connell, the Company’s Chief Executive Officer and Jeffrey Peters, the Company’s Chairman of the Board, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. O’Connell and Mr. Peters.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

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Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card or voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all six of the director nominees, “FOR” the ratification of the appointment of EKS&H as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and “FOR” the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan.

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Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of EKS&H as our independent registered public accounting firm in Proposal Two is a routine matter; and accordingly, a broker is entitled to vote shares held for a beneficial owner on that proposal, without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. The election of directors in Proposal One and the approval of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan in Proposal Three are non-routine matters; and accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the six nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Proposal Three: Approval of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan	Affirmative vote of a majority of votes cast on the proposal.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes do you need to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

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Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail and facsimile by directors, officers and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed not more than four business days following the Annual Meeting.

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PROPOSAL one—ELECTION OF DIRECTORS

Board Size and Structure

Our Second Amended and Restated Bylaws provide that the Board will consist of at least one member or such other number as may be determined by the Board from time to time or by the stockholders at an annual meeting. The Board has fixed the number of directors at six, and we currently have six directors serving on the Board. Each director holds office for a term of one year or until his successor is duly elected and qualified, subject to his earlier death, resignation, disqualification or removal.

Current Directors and Nominees for Director

The Board has nominated the following six individuals to serve as our directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board.

The names, ages and positions of our nominees for director as of June 20, 2018 are as follows:

Name	Age	Position
John Bakewell(1)	57	Director
Michael Eggenberg	48	Director
Michael Mainelli	56	Director
Robert McNamara(1)	61	Director
Jeffrey Peters	50	Chairman of the Board and Director
Matthew Rizzo	46	Director

(1)       Member of the Audit Committee

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the six nominees. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve.

Board Nomination Rights

Pursuant to an Investor Rights Agreement, dated as of February 14, 2018 (Investor Rights Agreement), by and among the Company and certain stockholders, including without limitation, OrbiMed Royalty Opportunities II, LP (OrbiMed) and ROS Acquisition Offshore LP (ROS and together with OrbiMed, the Investors), for so long as the Ownership Threshold (as defined in the Investor Rights Agreement) is met, the Investors are entitled to nominate such individuals to the Board constituting a majority of the directors. The Investors have nominated Michael Eggenberg, Matthew Rizzo and Jeffrey Peters to the Board.

Additional Information About Director Nominees

The Board believes that our current six directors collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders, and a dedication to enhancing stockholder value.

The business experience of our nominees for director is summarized below.

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John Bakewell has served as a member of our Board since February 2018. Mr. Bakewell was initially elected to the Board in connection with our restructuring in February 2018. Mr. Bakewell is an independent board member and consultant to the medical technology industry. Mr. Bakewell served as the Chief Financial Officer of Exact Sciences Corporation, a molecular diagnostics company, from January 2016 to November 2016. Mr. Bakewell previously served as the Chief Financial Officer of Lantheus Holdings, Inc., a diagnostic medical imaging company, from June 2014 to December 2015, as the Chief Financial Officer of Interline Brands, Inc., a distributor and direct marketer of broad-line maintenance, repair and operations products, from June 2013 to May 2014, and as the Executive Vice President and Chief Financial Officer of RegionalCare Hospital Partners, an owner and operator of non-urban hospitals, from January 2010 to December 2011. In addition, Mr. Bakewell held the position of Chief Financial Officer with Wright Medical Group, Inc., an orthopaedic company, from 2000 to 2009, with Altra Energy Technologies, Inc. from 1998 to 2000, with Cyberonics, Inc. from 1993 to 1998 and with Zeos International, Ltd. from 1990 to 1993. Since July 2008, Mr. Bakewell has served on the board of directors of Keystone Dental, Inc., a private medical device company, where he also serves as chair of the audit committee. Mr. Bakewell previously served on the board of directors of Entellus Medical, Inc., a public ENT-focused medical device company, until its acquisition by Stryker Corp.; ev3 Inc., a public endovascular medical device company, until its acquisition by Covidien plc; and Corindus Vascular Robotics, Inc., a public cardiovascular robotics medical technology company. Mr. Bakewell holds a Bachelor of Arts in Accounting from the University of Northern Iowa and is a certified public accountant (inactive). Mr. Bakewell’s financial experience as a chief financial officer of several publicly traded medical technology companies and his background and sophistication in finance and accounting contributes valuable experience to our Board.

Michael Eggenberg has served as a member of our Board since February 2018. Mr. Eggenberg was initially elected to the Board in connection with our restructuring in February 2018. Mr. Eggenberg is a designee of the Investors under the Investor Rights Agreement. Since December 2016, Mr. Eggenberg has been a Managing Director with OrbiMed Advisors LLC, a private equity and venture capital firm, focusing on healthcare royalty and structured finance investments. From May 2005 to December 2016, Mr. Eggenberg was a Managing Director at Fortress Investment Group LLC, a global investment manager, and focused on Special Opportunities Funds. Mr. Eggenberg previously held positions at CIT Group Inc., Wells Fargo Bank, N.A. and Bank of America, formerly NationsBank. Mr. Eggenberg received his BS in Finance and General Business from Drexel University. Mr. Eggenberg brings valuable experience in the life science industry and finance experience to the Board.

Michael Mainelli has served as a member of our Board since February 2018. Mr. Mainelli was initially elected to the Board in connection with our restructuring in February 2018. Mr. Mainelli has worked in the medical device industry for over 25 years, serving the diagnostic imaging, surgical, and orthopedic markets. He has extensive international experience having led operations in Japan, France, the United Kingdom and Israel. From March 2013 to May 2016, Mr. Mainelli served as President and Chief Executive Officer of Stanmore Implants Worldwide, LTD, a UK based specialty orthopaedics company, and led the sale of the company to Stryker Corporation. From 2008 to 2011, Mr. Mainelli was the President and Chief Executive Officer of Active Implants Corporation, an early stage company developing an innovative meniscal implant. From 2005 to 2006, he was the Group President of the Medical Device Segment of Intermagnetics General Corporation before the company was acquired by Royal Philips. Mr. Mainelli was with Stryker Corporation serving in the positions of VP-Corporate Development, Assistant to the Chairman, President-Stryker Japan and President-Stryker Spine. Prior to Stryker, he was employed by General Electric in various management roles. He has previously served on the board of directors of Orthofix International N.V., a publicly traded medical device company, Active Implants Corporation and Stanmore Implants Worldwide, LTD, which were venture capital backed privately-owned companies. He currently serves on the board of directors of Autocam Medical Devices, LLC, a privately-owned medical device contract manufacturing company. He earned a MBA from the University of Chicago, a Master of Science in Engineering from the University of Pennsylvania and a BS in Mechanical Engineering from Northeastern University. Mr. Mainelli brings strong experience in the implant and medical device industries to the Board.

Robert McNamara has served as a member of our Board since February 2018. Mr. McNamara was initially elected to the Board in connection with our restructuring in February 2018. From January 2013 to July 2016, Mr. McNamara served as Executive Vice President and from April 2012 to July 2016 as the Chief Financial Officer for LDR Holding Corporation, a publicly held medical device company acquired by Zimmer Biomet Holdings, Inc. In addition, Mr. McNamara has previously served as the Senior Vice President and Chief Financial Officer for publicly traded medical device companies including Accuray, Inc., Somnus Medical Technologies Inc. and Target Therapeutics, Inc., was a member of the board of directors of Northstar Neurosciences Inc. and is the former Mayor of Menlo Park, California. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and a Masters of Business Administration in Finance from The Wharton School at the University of Pennsylvania. Mr. McNamara brings valuable finance and accounting experience in the medical device industry to the Board.

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Jeffrey Peters has served as Chairman of our Board and a member of our Board since February 2018. Mr. Peters was initially elected to the Board in connection with our restructuring in February 2018. Mr. Peters has over 25 years of medical device experience. Mr. Peters is a designee of the Investors under the Investor Rights Agreement. Since December 2017, Mr. Peters has served as the President and Chief Executive Officer of Cardialen, Inc., a private medical device company developing low-energy therapy for cardiac arrhythmias. Mr. Peters is also a Venture Partner for OrbiMed Advisors LLC, a private equity and venture capital firm, a position he has held since January 2018. Mr. Peters served as Executive Chairman of Neurovasc Technologies, Inc. an interventional neuroradiology ischemic stroke technology company, from December 2015 to May 2017, and served as Chief Executive Officer of Anulex Technologies Inc., a former privately held medical device manufacturer, from April 2011 until May 2016. From 2013 to December 2017, Mr. Peters also served as an independent medical device consultant. From 2001 to 2007, Mr. Peters served in various positions at ev3 Inc., an endovascular company now owned by Medtronic plc, and its predecessor companies, including Chief Technology Officer, Vice President, Research and Development, Cardio Peripheral Division and Vice President, Business Development. Mr. Peters’ financial roles include portfolio manager at Black River Asset Management LLC from 2007 to 2008, an entrepreneur-in-residence at Foundation Medical Partners from 2009 to 2011, and an equity research analyst at Dain Rauscher Wessels from 1997 to 2001. Mr. Peters currently serves as a member of the board of directors of Children’s Minnesota. Mr. Peters received his BS in Mechanical Engineering. and MBA from the University of Minnesota. Mr. Peters brings substantial medical device experience, including having served in several executive roles with start-up and emerging medical device companies, and significant financial and operating experience to the Board.

Matthew Rizzo has served as a member of our Board since February 2018. Mr. Rizzo was initially elected to the Board in connection with our restructuring in February 2018. Mr. Rizzo is a designee of the Investors under the Investor Rights Agreement. Since April 2010, Mr. Rizzo has been a Partner, Credit Opportunities, with OrbiMed Advisors LLC, a private equity and venture capital firm, and is focused on healthcare royalty and structured finance investments. From 2009 to 2010, Mr. Rizzo was a Senior Director in Business Development at Ikaria Holdings, Inc., a biotherapeutics company. From 2006 to 2009, Mr. Rizzo was Vice President at Fortress Investment Group LLC, a global investment manager, focused on healthcare investments in the Drawbridge Special Opportunities Funds. From 2001 to 2006, Mr. Rizzo was at GlaxoSmithKline, where he worked in business and commercial analysis. Mr. Rizzo received his MBA from Duke University and his BS from the State University of New York at Buffalo. Mr. Rizzo brings valuable experience in the life science industry and finance experience to the Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of John Bakewell, Michael Eggenberg, Michael Mainelli, Robert McNamara, Jeffrey Peters and Matthew Rizzo to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Recent Restructuring

On January 11, 2018, we entered into a Restructuring and Exchange Agreement (Restructuring Agreement) with OrbiMed and ROS and the other holders of our outstanding 6% convertible unsecured notes due in 2021 (Notes) pursuant to which we completed a restructuring. The restructuring involved:

●	the conversion and exchange of the Notes, plus accrued and unpaid interest, into newly-issued shares of our common stock;

●	the issuance of additional shares of our common stock to OrbiMed and ROS in a private placement;

●	a 1-for-12 reverse split of our common stock effected after the close of business on February 13, 2018;

●	the election by our stockholders of a new Board of Directors; and

●	a rights offering to our stockholders of record as of April 27, 2018.

The primary purposes of the restructuring was to reform our capital structure, meet our liquidity needs, reposition our Company for long-term growth, and regain compliance with NYSE American LLC (formerly the NYSE MKT) listing standards. In conjunction with the consummation of the restructuring, we regained compliance with NYSE American listing standards on February 15, 2018. Stockholder approval was required under Sections 713(a) and 713(b) of the NYSE American Company Guide to complete the restructuring, which we obtained at a special meeting of stockholders held on February 13, 2018. In addition, at that meeting, our stockholders elected our six current directors to serve until the 2018 Annual Meeting or until their respective successors have been duly elected and qualified. During fiscal 2017 and prior to the election of our six current directors at the special meeting of stockholders held on February 13, 2018, the following seven individuals served as directors of the Company:

Paul Buckman	John Deedrick	Michael Lopach
Rudy Mazzocchi	Carl O’Connell	Kent Swanson
Eric Timko

Controlled Company Status and Exemptions

OrbiMed and ROS collectively control a majority of the combined voting power of all classes of our outstanding voting stock. As a result, we are a “controlled company” within the meaning of the NYSE American corporate governance standards. Under the NYSE American rules, a company of which more than 50% of the voting power is held by another person or group of persons acting together is a controlled company and may elect not to comply with certain NYSE American corporate governance requirements, including the requirements that:

●	a majority of the board of directors consist of independent directors;

●	the board maintain a nomination and governance committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and;

●	the board maintain a compensation committee composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

We have elected not to comply with these NYSE American corporate governance requirements, and accordingly, do not have a majority independent board of directors, an independent nomination and governance committee or an independent compensation committee.

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Director Independence

The Board has affirmatively determined that the following two Board members are currently “independent directors”, as defined under the independence standards of the NYSE American: John Bakewell and Robert McNamara.

Board Leadership Structure

Under the terms of the Investor Rights Agreement, the Investors have the right to designate the Chairman of the Board and have so designated Jeffrey Peters. Accordingly, Mr. Peters serves as Chairman of the Board. Mr. O’Connell serves as our Chief Executive Officer. We believe this leadership structure is in the best interests of the Company and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of the Company and the Chairman of the Board’s responsibility to guide overall strategic direction of the Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that the Company is currently well-served by this leadership structure.

Board Meetings

The Board met 36 times during fiscal 2017, 33 meetings of which were conducted by teleconference. During fiscal 2017, all directors attended at least 75% of the meetings of the Board and Board committees on which the director served during the last fiscal year.

Current Board Committee and Prior Board Committees During Fiscal 2017

We currently maintain only one Board committee, an Audit Committee. Because we are a controlled company and have elected not to comply with the NYSE American corporate governance requirements that require an independent nomination and governance committee and an independent compensation committee, we currently do not maintain a nomination and governance committee or compensation committee.

During fiscal 2017, we maintained five standing Board committees consisting of an Audit Committee, Compensation Committee, Nominations and Corporate Governance Committee, Business Development Committee and Strategic Transactions Committee.

Audit Committee

The Audit Committee currently consists of John Bakewell and Robert McNamara. Mr. Bakewell currently serves as Chair of the Audit Committee. Michael Mainelli served as a member of the Audit Committee from February 14, 2018 until May 18, 2018. On May 18, 2018, Mr. Mainelli resigned as a member of the Audit Committee in anticipation of entering into an advisory agreement with the Company, which is described under “Director Compensation—Director Advisory Agreement.”

During fiscal 2017, the Audit Committee consisted of Michael Lopach, Paul Buckman and Rudy Mazzocchi. Mr. Lopach served as the Chair of the Audit Committee during fiscal 2017. The Audit Committee met seven times during fiscal 2017.

Under the NYSE American listing standards, all Audit Committee members must be independent directors and meet heightened independence requirements under the federal securities laws. In addition, all Audit Committee members must be financially literate and at least one member must be financially sophisticated. Further, under SEC rules, the Board must determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that both current members of the Audit Committee are financially literate and sophisticated and qualify as “audit committee financial experts” in accordance with applicable rules and regulations of the SEC. During fiscal 2017, the Board determined that all members of the Audit Committee were independent and financially literate and that Messrs. Lopach and Buckman were financially sophisticated and qualified as “audit committee financial experts” in accordance with applicable rules and regulations of the SEC.

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The purpose of the Audit Committee is to assist the oversight of the Board with the integrity of our financial statements, our compliance with legal and regulatory matters, and our independent auditor’s qualifications, independence, and performance. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements. The Audit Committee also selects the independent auditor, reviews the proposed scope of the audit, reviews our accounting and financial controls with the independent auditor and financial accounting staff, and reviews and approves transactions between us and our directors, officers, and their affiliates. Our Audit Committee Charter is posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”).

Former Compensation Committee

During fiscal 2017, the Compensation Committee consisted of Paul Buckman, Michael Lopach and Eric Timko, each of whom was an independent director in accordance with NYSE American listing standards. Mr. Buckman served as Chair of the Compensation Committee during fiscal 2017. The Compensation Committee met three times during fiscal 2017.

During fiscal 2017, the primary purposes of the Compensation Committee was to determine or recommend the compensation of our Chief Executive Officer and other executive officers and to oversee the administration of the Amended and Restated Xtant Medical Equity Incentive Plan.

While the Compensation Committee purchased executive compensation data from Equilar, neither the Compensation Committee nor management engaged the services of a compensation consultant during fiscal 2017.

Former Nominations and Corporate Governance Committee

During fiscal 2017, the Nominations and Corporate Governance Committee consisted of John Deedrick, Rudy Mazzocchi and Eric Timko, each of whom was an independent director in accordance with NYSE American listing standards. Mr. Deedrick served as Chair of the Nominations and Corporate Governance Committee during 2017. The Nominations and Corporate Governance Committee met four times during fiscal 2017.

During fiscal 2017, the primary purposes of the Nominations and Corporate Governance Committee was to select and recommend to the Board nominees to stand for election as directors at each election of directors, oversee the selection and composition of Board committees, oversee the evaluations of the Board and management, and develop and recommend to the Board of a set of corporate governance principles applicable to the Company.

Former Business Development Committee

During fiscal 2017, the Business Development Committee consisted of John Deedrick, Paul Buckman, Rudy Mazzocchi and Eric Timko, each of whom was an independent director. Mr. Deedrick served as Chair of the Business Development Committee. The Business Development Committee met four times during fiscal 2017.

During fiscal 2017, the purpose of the Business Development Committee was to assist the Board in carrying out oversight responsibilities related to potential strategic transactions.

Former Special Strategic Committee

During fiscal 2017, the Special Strategic Committee consisted of John Deedrick, Paul Buckman, Rudy Mazzocchi and Eric Timko, each of whom was an independent director. Mr. Deedrick served as Chair of the Special Strategic Committee. The Special Strategic Committee met 12 times during fiscal 2017.

During fiscal 2017, the purpose of the Special Strategic Committee was to evaluate the Company’s performance of its obligations to its institutional lenders, holders of its convertible debt securities and other creditors, to review potential reorganization and/or restructuring or similar transactions with such parties and to review, evaluate, and negotiate mergers, acquisitions, investments or dispositions of material assets or a material portion of any business and to report its conclusions and recommendations to the Board, as appropriate.

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Risk Oversight

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon the Chief Executive Officer to supervise day-to-day risk management, and the Chief Executive Officer reports directly to the Board.

Risk is inherent with every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity and tax), operational, political, strategic and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board, as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Chief Executive Officer regularly discusses with the Board the strategies and risks facing the Company.

Director Nomination Process

In identifying and evaluating candidates for membership on the Board, the Board may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills), and the extent to which the candidate would fill a present need on the Board. The Company does not have a formal diversity policy for directors. The Board identifies director candidates based on input provided by a number of sources, including Board members, stockholders, management and third parties. The Board does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in the Company’s Second Amended and Restated Bylaws.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for the CEO and Senior Financial Officers, as well as a Code of Conduct that applies to all directors, officers and employees. Our corporate governance materials, including our Code of Ethics for the CEO and Senior Financial Officers and Code of Conduct, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”).

Attendance at Annual Stockholders Meeting

We do not have a formal policy on Board member attendance at annual meetings of stockholders. All Board members serving at the time of the Company’s 2017 annual meeting of stockholders attended the annual meeting.

Stockholder Communications

The Board does not have a formal process for stockholders to send communications to the Board and does not feel that such a process is necessary at this time. If the Company receives stockholder communications that cannot be properly addressed by officers of the Company, the officers bring the matter to the attention of the Board.

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Director Compensation

Current Director Compensation Program

Our current director cash compensation consists of an annual cash retainer paid to each director and an additional annual cash retainer paid to the Chairman of the Board and Audit Committee Chair and equity grants from time to time.

The following table sets forth the annual cash retainers paid to each director and the additional annual cash retainer paid to the Chairman of the Board and Audit Committee Chair:

Description	Annual Cash Retainer
Non-Employee Director	$50,000
Chairman of the Board Premium	12,500
Audit Committee Chair Premium	12,500

In addition, each director receives equity grants from time to time. The Chairman of the Board and Audit Committee Chair may receive additional equity grants. During 2018, each of John Bakewell, Michael Mainelli and Robert McNamara received a restricted stock grant valued at $100,000 (based on the fair market value of our common stock on February 14, 2018) for 20,833 shares of our common stock. In addition, John Bakewell, as Audit Committee Chair, received an additional restricted stock grant valued at $25,000 (based on the fair market value of our common stock on February 14, 2018) for 5,209 shares of our common stock. It is anticipated that the remaining three current directors will receive similar restricted stock grants after stockholder approval of our new equity plan. These restricted stock grants vest and become non-forfeitable in two equal installments on February 15, 2019 and February 15, 2020.

Director Compensation Program for Fiscal 2017

Our director cash compensation for fiscal 2017 consisted of an annual cash retainer paid to each non-employee director and an additional annual cash retainer paid to the Chairman of the Board and each Board committee chair and member, and equity grants from time to time.

The following table sets forth the annual cash retainers paid to each non-employee director and the additional annual cash retainer paid to each Board and Board committee member:

Description	Annual Cash Retainer
Non-Employee Director	$40,000
Chairman of the Board Premium	20,000
Committee Member	4,000
Business Development Committee Chair Premium	12,500
Business Development Committee Member	5,000

In addition, on July 25, 2017, each of our non-employee directors received a restricted stock grant valued at $40,000 for 4,329 shares of our common stock. These shares of restricted stock were scheduled to vest and become non-forfeitable in full on July 25, 2018; however, because of our restructuring, they vested and became non-forfeitable upon completion of our restructuring since it amounted to a change in control. The number of shares of restricted stock reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

Director Advisory Agreement

On May 21, 2018, we entered into an advisory agreement with Michael Mainelli, one of our current directors, pursuant to which he serves as an advisor to the Board. He is paid $2,600 per day of service, billed in half-day increments; provided, however, that in no event will his advisory fees exceed $110,000. The term of the engagement is for three months and may only be renewed upon mutual written agreement. The engagement may be terminated at any time by either party upon 15 days written notice. The agreement contains standard confidentiality and assignment of inventions provisions.

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Director Compensation Table for Fiscal 2017

The following table describes the compensation earned by our directors during fiscal 2017. Mr. O’Connell was not separately compensated for his service as a director during fiscal 2017.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Paul Buckman	$73,500	$40,000	$—	$—	$—	$—	$113,500
John Deedrick	71,500	40,000	—	—	—	—	111,500
Michael Lopach	56,500	40,000	—	—	—	—	96,500
Rudy Mazzocchi	55,500	40,000	—	—	—	—	95,500
Kent Swanson	60,000	40,000	—	—	—	—	100,000
Eric Timko	53,000	40,000	—	—	—	—	93,000

(1)	The amount reported in the “Stock Awards” column represents the aggregate grant date fair value for the July 25, 2017 restricted stock award granted to each non-employee director in 2017. The grant date fair value for the restricted stock awards is determined based on the prior day closing sale price of our common stock on the grant date.

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PROPOSAL two—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

We are seeking stockholder ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. If the stockholders fail to ratify the appointment of EKS&H, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

We do not expect representatives from EKS&H to attend the Annual Meeting.

Audit and Non-Audit Fees

EKS&H served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ending December 31, 2017 and December 31, 2016. The following table presents the aggregate fees billed for professional services rendered by EKS&H for the years ended December 31, 2017 and December 31, 2016.

	2017	2016
Audit fees	$283,000	$234,000
Audit-related fees	14,500	41,364
Tax fees	45,000	33,705
All other fees	28,869	2,581
Total fees	$371,369	$311,650

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent accountants. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services up to $20,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting.

The Audit Committee approved 100% of all services provided by EKS&H during fiscal 2017 and fiscal 2016.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements and for the public reporting process. EKS&H, our independent auditor, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent auditor, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards, and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

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This report is dated as of March 20, 2018.

Respectfully submitted,

John Bakewell
Michael Mainelli

Robert McNamara

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

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PROPOSAL three—APPROVAL OF THE xtant medical
holdings, INC. 2018 EQUITY INCENTIVE PLAN

Background

On June 13, 2018, the Board adopted the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (2018 Plan), subject to approval by our stockholders. The purpose of the 2018 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

If our stockholders approve the 2018 Plan, it will replace the Amended and Restated Xtant Medical Equity Incentive Plan (Current Plan). The terms of the Current Plan, as applicable, will continue to govern awards outstanding under the Current Plan, until exercised, expired, paid or otherwise terminated or canceled. Other than the Current Plan, we have no other equity compensation plans under which future equity awards can be granted. As of June 15, 2018, approximately 20,000 shares of common stock remained available for grant under the Current Plan.

The 2018 Plan will permit the Board, or a committee or subcommittee thereof, to grant to eligible employees, non-employee directors and consultants of the Company non-statutory and incentive stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2018 Plan is 1,307,747 shares, which represents approximately 10% of our outstanding shares of common stock.

The Board is asking our stockholders to approve the 2018 Plan in order to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code and because NYSE American rules require stockholder approval of the 2018 Plan. If our stockholders do not approve the 2018 Plan, the Current Plan will remain in effect until it terminates in accordance with its terms.

Summary of Sound Governance Features of the 2018 Plan

The Board believes that the 2018 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

No automatic share replenishment or “evergreen” provision. The number of shares of our common stock available for issuance under the 2018 Plan is fixed and will not adjust based upon the number of outstanding shares of our common stock.

Will not be excessively dilutive to our stockholders. The number of shares of common stock authorized for issuance under the 2018 Plan represents approximately 10% of our outstanding shares. We believe that the number of shares authorized for issuance under the 2018 Plan is appropriate, standard and customary for a company of our size and not excessively dilutive to our stockholders. In determining the number of shares to authorize under the 2018 Plan, we considered the desires of the Investors, our controlling stockholder group.

No re-pricing of “underwater” stock options or SARs without stockholder approval. The 2018 Plan prohibits the re-pricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The 2018 Plan defines “re-pricing” broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling “underwater” stock options or SARs in exchange for cash, replacement awards having a lower exercise price or other awards, or repurchasing “underwater” stock options or SARs and granting new awards.

No liberal share counting or “recycling” of shares from exercised stock options, SARs or other stock-based awards. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise or grant price of stock options, SARs or other stock-based awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2018 Plan. In addition, shares purchased by us on the open market using proceeds from the exercise of stock options or other awards will not become available for issuance as future award grants under the 2018 Plan. The full number of shares subject to a SAR or other stock-based award that is settled by the issuance of shares will be counted against the shares authorized for issuance under the 2018 Plan, regardless of the number of shares actually issued upon settlement of the SAR or other stock-based award.

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No reload stock options or SARs. The 2018 Plan does not authorize reload stock options or SARs. Reload stock options and SARs are awards that automatically provide for an additional grant of awards of the same type upon the exercise of the award.

No discounted stock options or SARs. The 2018 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date.

Stock options. SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards. Stock option, SAR and unvested performance award holders have no rights as stockholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued. As a result, stock options, SARs and unvested performance awards under the 2018 Plan have no dividend equivalent rights associated with them. In addition, no dividends will be paid on any unvested awards.

No tax gross-ups. The 2018 Plan does not provide for any tax gross-ups.

“Clawback” provisions. The 2018 Plan contains certain “clawback” provisions that require a participant to reimburse the Company for any awards received after an accounting restatement and allow the Company under certain circumstances to terminate outstanding awards and require a participant to return to the Company any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards.

Limits on non-employee director awards. The 2018 Plan contains meaningful annual limits on the number of shares of common stock subject to awards granted to non-employee directors.

Summary of the 2018 Plan Features

The major features of the 2018 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which may be obtained upon request to our Corporate Secretary at 664 Cruiser Lane, Belgrade, Montana 59714, by telephone at (406) 388-0480. A copy of the 2018 Plan also has been filed electronically with the SEC as an appendix to this proxy statement and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the 2018 Plan is to advance the interests of the Company and our stockholders by enabling the Company and our subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

Plan Administration. The Board will administer the 2018 Plan. The Board has the authority under the 2018 Plan to delegate plan administration to a committee of the Board or a subcommittee thereof. Subject to certain limitations, the Board will have broad authority under the terms of the 2018 Plan to take certain actions under the plan.

Delegation. To the extent permitted by applicable law, the Board may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The Board may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% stockholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing. The Board may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2018 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or the grant price of the SAR.

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Shares Authorized. Subject to adjustment (as described below), the maximum number of shares of our common stock authorized for issuance under the 2018 Plan is 1,307,747 shares. No more than 1,307,747 shares may be granted as incentive stock options and no more than 100,000 shares may be granted to any non-employee director in any one plan year (other than shares received in lieu of any annual cash retainer or meeting fees).

Shares that are issued under the 2018 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2018 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the 2018 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2018 Plan, any shares withheld to pay the exercise price or grant price of awards under the 2018 Plan and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the 2018 Plan and will not be available again for grant under the 2018 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2018 Plan. Any shares related to awards granted under the 2018 Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares will be available again for grant under the 2018 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2018 Plan. The shares available for issuance under the 2018 Plan may be authorized and unissued shares or treasury shares.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of our common stock, the Board will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2018 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants. Awards may be granted to employees, non-employee directors and consultants of the Company or any of our subsidiaries. A “consultant” for purposes of the 2018 Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of June 15, 2018, 166 employees and six non-employee directors would have been eligible to participate in the 2018 Plan had it been approved by our stockholders at such time.

Types of Awards. The 2018 Plan will permit us to grant non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2018 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the 2018 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the 2018 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing price of our common stock, as reported on the NYSE American, on the immediately prior trading day. The closing price of our common stock, as reported on the NYSE American, on June 15, 2018, was $6.58 per share. The Board will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board will fix the term of each SAR, but SARs granted under the 2018 Plan will not be exercisable more than 10 years after the date the SAR is granted.

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Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units may be granted under the 2018 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board. The Board will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or deferred stock units granted, the time of payment for deferred stock units and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common stock, other awards or a combination of both, may be granted under the 2018 Plan in such amounts and upon such terms as the Board may determine. The Board shall determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Board at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options or SARs. The Board may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options or SARs. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Board may establish in its sole discretion consistent with the provisions of the 2018 Plan. The Board may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees or other fees in restricted stock, RSUs, deferred stock units or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board may determine.

Dividend Equivalents. With the exception of stock options, SARs and unvested performance awards, awards under the 2018 Plan may, in the Board’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board.

Termination of Employment or Other Service. The 2018 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expires;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

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In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expires;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the 2018 Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2018 Plan, all rights of the participant under the 2018 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2018 Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded or any policy adopted by the Company.

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Effect of Change in Control. Generally, a change in control will mean:

●	The acquisition, other than from the Company, by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

●	The consummation of a reorganization, merger or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Board may, in its discretion, determine whether some or all outstanding options and stock appreciation rights shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us or a combination of both cash and such shares of stock.

Term, Termination and Amendment. Unless sooner terminated by the Board, the 2018 Plan will terminate at midnight on July 30, 2028. No award will be granted after termination of the 2018 Plan, but awards outstanding upon termination of the 2018 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2018 Plan.

Subject to certain exceptions, the Board has the authority to terminate and the Board has the authority to amend the 2018 Plan or any outstanding award agreement at any time and from time to time. No amendments to the 2018 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2018 Plan; or (b) such amendment would: (i) materially increase benefits accruing to participants; (ii) increase the aggregate number of shares of common stock issued or issuable under the 2018 Plan; (iii) increase any limitation set forth in the 2018 Plan on the number of shares of common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; or (iv) modify the eligibility requirements for participants in the 2018 Plan. No termination or amendment of the 2018 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2018 Plan without the written consent of the participant holding such award.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of transactions under the 2018 Plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2018 Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2018 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

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Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2018 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Board may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

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Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent that it exceeds $1 million. For tax years beginning after December 31, 2017, a “covered employee” is defined to include any individual who was the principal executive officer, the principal financial officer, or one of the three other highest paid officers of the Company whose total compensation for the year is required to be reported to stockholders under the Summary Compensation Table for any tax year of the Company beginning after December 31, 2016. In other words, if an individual is a “covered employee” for any tax year beginning after December 31, 2016, they remain a covered employee for all subsequent tax years. Certain compensation that is paid after December 31, 2017 may be exempt from the requirements of Section 162(m) if it is payable pursuant to a written binding contract that was in effect on November 2, 2017 and would have been exempt under Section 162(m) as in effect on December 31, 2017.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2018 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2018 Plan had then been in effect because awards under the 2018 Plan will be made at the discretion of the Board. However, it is anticipated that restricted stock awards will be granted under the 2018 Plan to our three directors who have not previously received restricted stock awards in the following amounts: Mr. Eggenberg (20,833 shares), Mr. Peters (26,042 shares) and Mr. Rizzo (20,833 shares). We also anticipate granting our current and any new officers equity awards under the 2018 Plan; however, the type and amounts of such awards has not been determined as of the date of the printing of this proxy statement.

The table below further describes the awards that are anticipated to be granted to Mr. Eggenberg, Mr. Peters and Mr. Rizzo.

Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan
Name and position	Dollar value ($)	Number of units
Carl D. O’Connell	—	—
Chief Executive Officer
Christopher Valois	—	—
Vice President Sales and Marketing
Kevin O’Dare	—	—
Area Vice President-East
Daniel Goldberger	—	—
Former Chief Executive Officer
John Gandolfo	—	—
Former Chief Financial Officer
Executive Group	—	—
Non-Executive Director Group	—	67,708
Non-Executive Employee Group	—	—
Total	—	67,708

Board Recommendation

The Board unanimously recommends that our stockholders vote “FOR” approval of the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan.

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EXECUTIVE COMPENSATION

Executive Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by, or paid to the individuals that served as our principal executive officer during the fiscal year ended December 31, 2017 and other named executive officers for each of the last two fiscal years of which they served as an executive officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Carl O’Connell(1)	2017	$502,692	$55,000		$—	$—		$—	$—		$557,692
Chief Executive Officer	2016	65,385	20,000	(2)	—	274,052	(3)	—	—		359,437

Christopher Valois	2017	295,975	18,900		—	—		—	—		314,875
Vice President Sales and Marketing	2016	219,661	8,000		—	—		—	—		227,661

Kevin O’Dare	2017	200,000	—		—	—		—	147,688	(4)	347,688
Area Vice President-East	2016	180,298	—		—	128,365	(3)	—	103,728	(4)	412,391

Daniel Goldberger(5)	2017	154,250	—		—	—		—	130,000	(6)	284,250
Former Chief Executive Officer	2016	518,486	—		—	—		—	—		518,486

John Gandolfo(7)	2017	298,926	36,000		—	—		—	129,808	(8)	464,734
Former Chief Financial Officer	2016	360,000	—		—	—		—	—		360,000

(1)	Effective February 17, 2017, Mr. O’Connell was appointed Chief Executive Officer and a director of the Company after serving as Interim Chief Executive Officer since January 21, 2017 and President of the Company since October 6, 2016. Mr. O’Connell remains Chief Executive Officer of the Company, but no longer serves as a director of the Company.

(2)	Represents a signing bonus paid to Mr. O’Connell in connection with his hiring.

(3)	Represents the grant date fair value for option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value is determined based on our Black-Scholes option pricing model. The following are the specific assumptions used in the valuation of such option award: risk-free interest rate: 1.49%; expected life: 7.9 years; expected volatility: 81%; and expected dividend yield: 0. Additional information regarding the assumptions used to calculate these amounts are incorporated by reference to Note 10 to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

(4)	Represents commissions paid to Mr. O’Dare.

(5)	Mr. Goldberger resigned as Chief Executive Officer and a director of the Company effective January 21, 2017.

(6)	Represents consulting fees paid to Mr. Goldberger after his separation from employment with the Company.

(7)	Mr. Gandolfo resigned as Chief Financial Officer of the Company effective August 25, 2017.

(8)	Represents severance payments to Mr. Gandolfo after his separation from employment with the Company.

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Employment Agreements

We have entered into an Employment Agreement with the Company’s Chief Executive Officer, Carl O’Connell, which was amended most recently on May 15, 2018. This agreement provides an annual base salary of $520,000, which is subject to annual increases based on periodic reviews, along with other incentive compensation as determined by the Board, with a bonus target of 50% of his annual base salary. Mr. O’Connell is also entitled to receive a special recognition bonus for 2016 of $85,000 by April 30, 2017, which is still due and payable as of December 31, 2017. The agreement contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions. The agreement also contains standard severance and change in control provisions which are described under “—Potential Payments Upon Termination or Change in Control.”

We were party to a similar Employment Agreement with each of the Company’s former Chief Executive Officer, Daniel Goldberger, and former Chief Financial Officer, John Gandolfo.

We have also entered into employment agreements with Chris Valois and Kevin O’Dare, which provide for an annual base salary of $300,000 in the case of Mr. Valois and $175,000 (subsequently increased to $200,000) in the case of Mr. O’Dare, and contain standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions. These agreements also contain severance and change in control provisions which are described under “—Potential Payments Upon Termination or Change in Control.”

Separation Arrangements

In connection with his separation of employment with the Company, on January 21, 2017, the Company and Daniel Goldberger, the Company’s former Chief Executive Officer, entered into a Separation Agreement and General Release, that specifies the terms of, and the benefits he was eligible to receive in connection with, his departure from the Company. Subject to his compliance with the terms and conditions of such agreement, including a release of claims, Mr. Goldberger received $130,000 payable in equal monthly installments of $43,333.33 beginning April 21, 2017 and ending June 21, 2017. He also agreed to provide transitional consulting services to the Company for a period of up to three months at the request of the Board. The agreement also contains cooperation and other provisions customary in an agreement of this type.

In connection with his separation of employment with the Company, on August 25, 2017, the Company and John Gandolfo, the Company’s former Chief Financial Officer, entered into a Confidential Consulting and Severance Agreement and General Release, that specifies the terms of, and the benefits he was eligible to receive in connection with, his departure from the Company. Subject to his compliance with the terms and conditions of such agreement, including a release of claims, Mr. Gandolfo received $375,000 (paid over 26 equal bi-weekly payments beginning on the first regularly scheduled payday following the effective date). In addition, from September 1, 2017 through November 30, 2017, Mr. Gandolfo served in a consulting role where he assisted the Company, at its reasonable requests, with general financial advisory services and, if necessary, assistance with respect to any investigative, administrative or regulatory proceedings, in exchange for a consulting fee equal to $250 per hour. The agreement also contains cooperation and other provisions customary in an agreement of this type.

Amended and Restated Xtant Medical Equity Incentive Plan and Inducement Grants

We have granted stock options, shares of common stock and restricted stock under our stockholder-approved Amended and Restated Xtant Medical Equity Incentive Plan (Plan). In addition, in connection with our hiring of a new Chief Executive Officer, on October 6, 2016, we granted Carl O’Connell, an inducement stock option to purchase 25,000 shares of our common stock at $13.32 per share outside the Plan. We granted a similar inducement stock option on July 1, 2014 to our former Chief Executive Officer in connection with his hiring by the Company. The following is a summary of the material terms of the Plan and these inducement grants.

The purpose of the Plan is to enable us to attract, retain and motivate key employees, directors and independent consultants, by providing them with stock options, restricted stock grants and other equity awards. Stock options granted under the Plan may be either incentive stock options to employees, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. The Plan is administered by the Board. The administrator of the Plan has the power to determine the terms of any stock options granted under the Plan, including the exercise price, the number of shares subject to the stock option and conditions of exercise. Stock options granted under the Plan are generally not transferable, vest in installments and are exercisable during the lifetime of the optionee only by such optionee. The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of the grant.

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There are 158,333 shares of our common stock authorized to be issued under the Plan. As of December 31, 2017, we had outstanding under the Plan options (excluding non-plan options) to purchase an aggregate of 67,465 shares and an aggregate of 25,974 shares of restricted stock issued to directors, executives, employees and consultants, leaving approximately 64,000 shares of common stock available for issuance under the Plan as of such date.

We granted a stock option to Carl O’Connell, our Chief Executive Officer, outside of the Plan as an inducement to his employment with the Company. The inducement grant to Mr. O’Connell was approved by the Compensation Committee of the Board and granted outside of the Plan as an inducement material to him entering into employment with the Company pursuant to Section 711(a) of the NYSE American Company Guide. The inducement grant to Mr. O’Connell consists of a stock option to purchase up to 25,000 shares of our common stock, with a per share exercise price of $13.32, which was the adjusted closing price of the Company’s common stock on the October 6, 2016 grant date. Mr. O’Connell’s inducement grant stock option was scheduled to vest over five years, with 20% of the underlying shares vesting after one year and the remaining 80% vesting in 16 equal quarterly installments of 1,250 underlying shares, beginning October 6, 2017. However, because of our restructuring, this option vested in full upon completion of our restructuring since it amounted to a change in control. The number of shares underlying this option and the exercise price reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

On July 1, 2014, we granted an inducement stock option to Daniel Goldberger, our former Chief Executive Officer, in connection with his hiring. This inducement grant consisted of a stock option to purchase up to 16,666 shares of our common stock, at a per share exercise price of $72.00, which was the adjusted closing price of our common stock on the July 1, 2014 grant date. This stock option vested over five years, with 20% of the underlying shares vesting on the one-year anniversary of the grant date and the remaining 80% vesting in 47 equal monthly installments of 2,777 underlying shares, beginning September 15, 2014. This option terminated by its terms prior to any exercise thereof.

Except for the Plan and the inducement stock option grants discussed above, we do not have any other stock option plans or other similar equity incentive compensation plans for officers, directors and employees.

Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised options awards and unvested restricted stock awards held by each of our named executive officers that remained outstanding at our fiscal year-end, December 31, 2017. Neither Daniel Goldberger nor John Gandolfo had any equity awards outstanding as of December 31, 2017. All share amounts and exercise prices reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Carl O’Connell	25,000	25,000	$13.32	10/06/26	18,750	$—
Chris Valois	—	—	—	N/A	—	—
Kevin O’Dare	8,333	8,333	21.24	07/20/26	6,666	—
	416	416	48.00	08/05/25	187

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Potential Payments Upon Termination or Change in Control

The amended employment agreement between the Company and Carl O’Connell, our Chief Executive Officer, provides for severance equal to 12 months base salary in the event of a termination without cause or resignation for good reason payable as salary continuation payments and reimbursement of COBRA payments for 12 months provided Mr. O’Connell executes and does not revoke a release of claims. If the termination without cause or resignation for good reason occurs within three months before or 12 months after a change in control of the Company, then Mr. O’Connell will also receive a pro-rated annual bonus for the year in which the change in control occurred, assuming 100% achievement of the bonus objectives.

The employment agreement with Chris Valois provides for salary continuation payments for 270 days if he is terminated by the Company without cause or if he terminates his employment for good reason, as such terms are described in his agreement, in each case, conditioned upon his execution of a release of claims against the Company.

The employment agreement with Kevin O’Dare provides for salary continuation payments for 12 months if his employment is terminated by the Company unless the Company releases Mr. O’Dare from his non-competition and non-solicitation obligations. Mr. O’Dare’s employment agreement also provides that if the Company terminates his employment within 12 months of a change in control, Mr. O’Dare is entitled to salary continuation payments for 12 months and all other sums due him pursuant to the Company’s Sales Incentive Compensation Plan for a period of 12 months based upon amounts paid to him under such plan during the six months preceding his termination. All of these payments are conditioned upon his execution of a release of claims against the Company.

401(k) Retirement Plan

The Company combined the previous two 401(k) retirement plans for Bacterin and X-spine in 2017. Under the combined plan, an employee becomes qualified for a discretionary matching contribution of up to 3% upon starting employment. The maximum contribution limit is $18,000 or the statutorily prescribed limit.

Securities Authorized for Issuance under Equity Compensation Plans

The table below provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2017. All share amounts and exercise prices reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	37,515	$115.68	69,166
Equity compensation plans not approved by security holders(1)	25,000	13.32	N/A
Total	62,515	74.76	69,166

(1)	Represents the inducement stock option grant to Carl O’Connell, the Company’s Chief Executive Officer. See “—Amended and Restated Xtant Medical Equity Incentive Plan and Inducement Grants” for more information.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Policies and Procedures for Review and Approval of Related Party Transactions

The Audit Committee reviews and makes recommendations to the full Board to approve all related party transactions. The disinterested members of the full Board reviews and approves all related party transactions.

Recent Restructuring

On January 11, 2018, we entered into a Restructuring and Exchange Agreement (Restructuring Agreement) with all of the holders of our outstanding 6% convertible unsecured notes due in 2021 (Notes). Pursuant to the terms of the Restructuring Agreement, on January 17, 2018, ROS and OrbiMed converted certain Notes issued to them in January 2017 in the aggregate principal amount of $1.627 million, plus accrued and unpaid interest, at the $0.7589 per share conversion price originally provided thereunder, into 2,275,745 shares of our common stock (or approximately 189,645 shares of our common stock after giving effect to the 1-for-12 reverse stock split). On February 14, 2018, following approval by our stockholders and after completion of the 1-for-12 reverse stock split, the remaining $70.238 million aggregate principal amount of the Notes held by the selling stockholders, plus accrued and unpaid interest, was exchanged for newly-issued shares of our common stock at an exchange rate of 138.8889 shares per $1,000 principal amount of Notes, for an exchange price of $7.20 per share (or $0.60 per share on a pre-split basis). Such remaining Notes were exchanged for approximately 10.4 million newly-issued shares of our common stock. Furthermore, on February 14, 2018, ROS and OrbiMed purchased from us in a private placement an aggregate of $6,809,896 in shares of our common stock (945,819 shares) at a price per share of $7.20. Immediately following these transactions, on February 14, 2018, ROS and OrbiMed collectively owned approximately 70.4% of our outstanding common stock.

Pursuant to the terms of the Restructuring Agreement, we commenced a rights offering on April 27, 2018 to allow our stockholders as of the April 27, 2018 record date to purchase up to an aggregate of 1,137,515 shares of our common stock at a subscription price of $7.20 per share. The rights offering expired on June 18, 2018.

The primary purposes of the restructuring was to reform our capital structure, meet our liquidity needs, reposition our Company for long-term growth, and regain compliance with NYSE American LLC listing standards. In conjunction with the consummation of the restructuring, we regained compliance with NYSE American listing standards on February 15, 2018. Stockholder approval was required under Sections 713(a) and 713(b) of the NYSE American Company Guide to complete the restructuring, which we obtained at a special meeting of stockholders held on February 13, 2018. At that meeting, our stockholders elected our six current directors to serve until the 2018 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

On January 11, 2018, our executive officers and directors and certain of our stockholders (collectively, Support Equityholders), entered into a support agreement (Support Agreement) simultaneously with the execution of the Restructuring Agreement. Under the Support Agreement, the Support Equityholders agreed to vote their shares of common stock in favor of the approval of: (i) the amendment to our charter and the issuance of common stock pursuant to the exchange of Notes described above, (ii) any proposal to adjourn or postpone the meeting to a later date, if there were not sufficient votes for the approval of the such proposals on the date on which such meeting is held, and (iii) any other proposal included in the proxy statement for the special meeting of stockholders related to the restructuring described above that the Board recommended our stockholders approve. The Support Equityholders also appointed ROS and OrbiMed as attorney-in-fact and proxy to vote all applicable shares of the Support Equityholders consistent with the provisions of the Support Agreement. The Support Equityholders made standard representations and warranties related to their ownership of common stock.

Supplier Arrangement

Certain former X-spine shareholders, who each now own less than 10% of our common stock, own a controlling interest in Norwood Tool Company d/b/a Norwood Medical, one of our larger suppliers. In 2017, we purchased less than 10% of our operating products from Norwood Medical.

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Related Party Employment Arrangement

David Kirschman was the Company’s Executive Vice President and Chief Scientific Officer from July 31, 2015 until his resignation on July 2, 2016. Mr. Kirschman’s sister, Deborah Kirschman Klopsch, served as the Company’s Corporate Counsel and Director of Corporate Compliance through July 2017. Compensation paid to Ms. Klopsch was $120,000 and $50,327 in 2017 and 2016, respectively. Ms. Klopsch also received an award of 83 shares of the restricted stock valued at $38.38 per share for a total cost of approximately $3,000 to be expensed ratably over the vesting period as general and administrative expense. Of this award, only 32 shares vested and became non-forfeitable. The remaining award was terminated and cancelled in connection with her separation of employment. These share numbers reflect the 1-for-12 reverse split of our common stock effected on February 13, 2018.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of June 15, 2018, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of June 15, 2018 through the exercise of any stock option, warrants or other rights or the vesting of any restricted stock awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 13,145,176 shares of our common stock outstanding as of June 15, 2018. Shares of our common stock that a person has the right to acquire within 60 days of June 15, 2018 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714.

Class of Securities	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned

	Directors and Named Executive Officers
Common Stock	John Bakewell	26,042	(1)	*
Common Stock	Michael Eggenberg	—		—
Common Stock	Michael Mainelli	20,833	(1)	*
Common Stock	Robert McNamara	20,833	(1)	*
Common Stock	Jeffrey Peters	—		—
Common Stock	Matthew Rizzo	—		—
Common Stock	Carl O’Connell	25,000	(2)	*
Common Stock	Christopher Valois	—		—
Common Stock	Kevin O’Dare	8,749	(2)	*
Common Stock	All executive officers and directors as a group (7 persons)	92,708		*

	Five Percent Stockholders:
Common Stock	OrbiMed Advisors LLC(3) 601 Lexington Avenue, 54th Floor New York, NY 10022	9,214,321		70.1%

Common Stock	Park West Investors Master Fund, Limited(4) 900 Larkspur Landing Circle, Suite 165 Larkspur, CA 94939	1,258,733		9.6%

Common Stock	Telemetry Securities, L.L.C.(5) 545 Fifth Avenue, Suite 1108 New York, NY 10017	814,474		6.2%

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* Less than 1% of outstanding shares of common stock.

(1)	Consist of a restricted stock award subject to vesting.

(2)	Consists of options to purchase shares of our common stock.

(3)	Based solely on information contained in a Schedule 13D/A filed with the SEC on February 15, 2018 and a Form 4 filed with the SEC on February 23, 2018. Includes 5,890,884 shares of common stock and 7,309 shares of common stock issuable upon exercise of a warrant held of record by ROS Acquisition Offshore LP. OrbiMed Advisors LLC (OrbiMed Advisors), a registered adviser under the Investment Advisors Act of 1940, as amended, is the investment manager of ROS. OrbiMed Advisors is also the investment manager of Royalty Opportunities S.àr.l., of which ROS is a wholly-owned subsidiary. By virtue of such relationships, OrbiMed Advisors may be deemed to have voting and investment power with respect to the securities held by ROS noted above and as a result may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercised this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the securities held by ROS.

Also includes 3,316,128 shares of common stock that are held of record by OrbiMed Royalty Opportunities II, LP (Royalty Opportunities). OrbiMed ROF II LLC (ROF II) is the sole general partner of Royalty Opportunities, and OrbiMed Advisors is the sole managing member of ROF II. By virtue of such relationships, OrbiMed Advisors may be deemed to have voting and investment power with respect to the securities held by Royalty Opportunities noted above and as a result may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercised this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the securities held by Royalty Opportunities.

(4)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2018, includes 1,104,905 shares of common stock held by Park West Investors Master Fund, Limited (PWIMF) and 153,828 shares of common stock held by Park West Partners International, Limited (PWPI). PWIMF and PWPI are directly or indirectly controlled by Park West Asset Management LLC. Peter S. Park, manager of Park West Asset Management LLC, has sole voting and investment power over the shares owned by PWIMF and PWPI.

(5)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2018, Telemetry Securities, L.L.C. (Telemetry) is a subsidiary of Telemetry Investments, L.L.C. (Telemetry Investments), an investment company registered under the Investment Company Act of 1940, as amended. As such, Telemetry Investments may share voting or dispositive power over the securities held by Telemetry.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) requires directors, executive officers and holders of more than 10% of an equity security registered pursuant to Section 12 of the Exchange Act of 1934 to file various reports with the SEC.

To the Company’s knowledge, based solely on a review of the Section 16 reports furnished to us with respect to 2017, we believe all reports required pursuant to Section 16(a) were filed on a timely basis.

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ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Amended and Restated Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by February 26, 2019. However, if the date of the 2019 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2018 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2019 Annual Meeting.

The Company’s Second Amended and Restated Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Second Amended and Restated Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2019 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Second Amended and Restated Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on February 26, 2019 and no later than March 28, 2019. However, if the date of the 2019 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2018 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2019 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2019 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

If you share an address with any of our other stockholders, your household might receive only one copy of our proxy statement, unless you have instructed us otherwise. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

Copies of 2017 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, is available without charge upon written request to: Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary. The 2017 Annual Report is also available on our website at www.xtantmedical.com.

Your vote is important. Please promptly vote your shares of our common stock by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Belgrade, Montana

June 26, 2018

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PROXY **XTANT MEDICAL HOLDINGS, INC.** **PROXY**

664 Cruiser Lane; Belgrade, Montana 59714
(406) 388-0480

ANNUAL MEETING OF STOCKHOLDERS – AUGUST 1, 2018
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Carl D. O'Connell and Jeffrey Peters as proxies, with full power of substitution, and hereby authorizes each of them to represent and to vote (with discretionary authority as to any and all other business that may properly come before the meeting), all of the shares of Common Stock of Xtant Medical Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on August 1, 2018 at 9:00 a.m. Eastern time, at the offices of Fox Rothschild LLP located at 101 Park Avenue, 17th Floor, New York, NY 10178, and at any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS AS STATED BELOW. IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Proposal 1 – Election of Directors for the six nominees listed below:

	For	Withhold		For	Withhold
John Bakewell	☐	☐	Robert McNamara	☐	☐
Michael Eggenberg	☐	☐	Jeffrey Peters	☐	☐
Michael Mainelli	☐	☐	Matthew Rizzo	☐	☐

The Board of Directors recommends a vote FOR all of the director nominees in Proposal 1.

☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote FOR Proposal 2.

☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote FOR Proposal 3.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated______________________________, 2018

____
Signature

____
Signature (Joint Owners)

Address Changes/Comments: ____________________

____

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate if you plan to attend this meeting: ☐